Exhibit 99.1

FIRST QUARTER 201 8 Fluor Cor p oration InvestorOverview

SafeHarborStatement This presentation contains forward-looking statements concerning the expected financial performance of Fluor Corporation and its subsidiaries (“we,” “our” or the “Company”) and the Company’s strategic and operation plans, including statements about our projected earnings level, expenses, market outlook, new awards, backlog levels, and client capital investments. Words such as “believes,” “expects,” “anticipates,” “assumes,” “may,” “positions,” “looking ahead,” “views,” “think,” “target,” “trend,” “can,” “appears,” “estimates,” “should,” “outlook,” “guidance” or other similar expressions often identify forward-looking statements. Such statements are based on current management expectations as to what may occur in the future. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Investors are cautioned not to place undue reliance on the forward-looking statements included in this presentation, which speak only as of the date hereof. The company disclaims any intent or obligation, other than as required by law, to update this information in light of new information or future events. Additional information about potential risk factors that could affect the Company’s business and financial results is included in our Form 10-K filed on February 20, 2018. During this presentation, we may discuss certain non-GAAP financial measures. Reconciliations of these amounts, with the comparable GAAP measures, are reflected in our earnings release and are posted in the investor relations section of our website at investor.fluor.com. FOURTH QUARTER AND YEAR END 2 0 1 7

FluorProfile • A leading Engineering, Procurement, Fabrication, Construction and Maintenance (EPFCM) company • • Long term global presence and mega-project experience Diversified across energy, industrial, infrastructure and government markets • Strong Front-End Engineering and Design (FEED) capability • Integrated Solutions delivery model • $1.8 billion in cash and marketable securities at quarter-end • Quarterly dividend $0.21 per share • 1Q 2018 new awards of $2.5 billion and ending backlog of $29.1 billion 3

GlobalBusinessSegments REVENUE | 1Q 2018 BACKLOG | $29.1 31 MAR 2018 BILLION $4.8 BILLION 8% 14% 8% BA CKLOG LEGEND Energy & Chemicals Upstream, Downstream, Refining, Chemical, Petrochemical, Offshore, LNG, Pipeline 27% 40% Mining, Industrial, Infrastructure & Power Mining, Infrastructure, Power EPC, Life Sciences & Advanced Manufacturing, NuScale 49% 35% 19% Government U.S. and International Government Agencies Diversified Services AMECO, TRS, Stork, Power Services 4

New A w ards & Backlog NEW A W ARDS ($B) BACKLOG ($B) $3.8 $41.6 $30.9 $29.1 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 5 5 $37.6 $32.9 $3.2 $3.2 $2.3 $2.5

Backlog– $29.1Billion GEOGRAPHY ASIA PACIFIC 5% 13% AMERICAS CONTRACT TYPE 38% Fixed Price 40% UNITED STATES 62% Reimbursable EUROPE, AFRICA & MIDDLE EAST 6 6

FluorHasaLow Risk, HighQualityBacklog Projects by Size 1 Fixed Price Contr a cts by Segme n t Diversified Services 2% Energy & Chemicals 35% Over $2,000mm 47% Under $2,000mm 53% Mining, Industrial, Infrastructure, & Power 63% 1 Based on backlog as of Q1 2018. 7 •Fluor continues to maintain a strong volume of backlog •Over 1000 projects on-going at any given moment •Balanced project mix, with ~50% projects <$2bn •Historically achieve 100% of as-sold profit margin on projects with an aggregate TIC of $2bn or greater •The backlog is highly diversified across multiple end-markets with strong positions in commodities

Po w e r U p d a t e Greensville County, VA Project Citrus County, FL Project Anderson County, SC Project Freeman, VA Project Project Type Gas-fired Power Plant Gas-fired Power Plant Gas-fired Power Plant Gas-fired Power Plant Original Booking Value $1.1bn $0.6bn $0.3bn $0.9bn Remaining backlog as of 3/31/2018 $125mm $143mm $6mm $0 Expected to be completed by YE 2018 Expected to be completed by YE 2018 Essentially complete Assessment Complete 89% complete 86% complete 99% complete 100% complete as of 5/4/2018 8 Current Status The underperforming gas-fired projects have been de-risked and the company has discontinued participation in the fixed-price gas-fired power market

Earnings P e r Share $4.48 2014 2015* 2016 2017 2018 (est)** * Excludes pension settlement costs. ** Guidance as of 5/3/2018 earnings call. 9 9 $3.89 $2.10 - $2.50 $2.00 $1.36

SEGMENT UPDATES 10 ©2018 FLUOR CORPORATION. ALL RIGHTS RESERVED.

## Energy & Chemicals

- 1Q new awards of $721 billion
  - Monoethylene glycol facility for MEGlobal
- COOEC-Fluor fabrication yard activity increasing
  - Currently executing on two offshore and one onshore project
  - 6,500 craft workers onsite
- Oil & Gas opportunities include petrochemical, LNG and refining
  - Recently selected for LNG Canada project
  - Chemical, derivative and refining work both domestic and international


ICA FLUOR


CONSOLIDATED
NEW AWARDS
AND BACKLOG
(Dollars in Billions)
AWARDS
BACKLOG
$6.9
$20.5
$3.9
$15.1
$0.7
$14.1
2016
2017
1Q 2018

FLUOR.

11

Mining, Industrial,Infr astructure& P o wer • 1Q new awards of $1.3 billion • Includes large copper mine expansion project in Peru • Mining prospects include copper, gold and iron ore replacement projects • Opportunities in South America, Africa and Australia $16.4 • Exiting lump-sum gas fired power market • Expect both remaining power projects to be complete by December 2018 AWARDS BACKLOG 2016 2017 1Q 2018 12 $7.7 $9.6$10.3 $4.0 $1.3 CONSOLIDATED NEW AWARDS AND BACKLOG (Dollars in Billions)

Government • 1Q new awards of $43 million • Substantially completed power restoration work for the USACE in Puerto Rico • Extension of Savannah River contract to July 2019 $5.2 • Prospects in 2018 include LOGCAP V, Hanford liquid waste • Remain well positioned for future disaster relief efforts AWARDS BACKLOG 2016 2017 1Q 2018 13 $4.6 $3.8 $2.6 $2.4 $0.1 CONSOLIDATED NEW AWARDS AND BACKLOG (Dollars in Billions)

DiversifiedServ ices • 1Q new awards of $433 million • 1Q results reflect growth from Stork operations in Latin America and North America • Segment includes: $2.9 • Stork (operations & maintenance) • AMECO (construction equipment) • TRS (professional staffing) AWARDS • Power Services (Power facility maintenance) BACKLOG 2016 2017 1Q 2018 14 $1.8 $2.5 $2.3 $2.0 $0.4 CONSOLIDATED NEW AWARDS AND BACKLOG (Dollars in Billions)

# Fluor & NuScale Partnership

## Update on Small Modular Reactor Market

- Highly attractive, clean power source
  - Maximizes cost and schedule benefits from repetitive factory fabrication
  - Advanced nuclear technology producing safe, reliable energy at a competitive price point
- Significant demand forecast with market size estimated to be as high as ~$540bn in next 20 years[1]

## Update on NuScale

- An industry leader in small modular reactor (SMR) technology
  - First SMR to be undergoing U.S. Nuclear Regulatory Commission design certification review
  - Unique features - scalable, flexible , resilient, and highly reliable power source
- On path to start power module production in the next four years
- Growing interest globally for NuScale technology has advanced significantly



## FLUOR & NuScale Power

- The Fluor and NuScale partnership represents the foundation for future SMR facility construction and deployment
  - Fluor investment has enabled a long-term strategic EPC supplier relationship
  - Potential to secure multiple projects on an ongoing basis - repeat business model
- New investors expected
- Fluor to lower ongoing investment after 2018

[1] *Per UK National Nuclear Laboratory, Small Module Reactor Feasibility Study (2014).*

FLUOR.
15

Summary • Backlog of $29.1 billion • $1.8 billion in Cash & Marketable Securities • • 2018 guidance of $2.10 - $2.50 per diluted share Major end markets improving • • • Oil & Gas (LNG, petrochemicals) Mining (copper, iron ore, bauxite, gold) Infrastructure (roads and bridges) • Commitment to disciplined capital strategy • Focus on managing internal costs 16